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                          Mail to: Secretary of State    For office use only 031
                               Corporate Section
                           1560 Broadway, Suite 200      19971066760
                               Denver, CO 80202          $  50.00
                                (303) 894-2261           SECRETARY OF STATE
                              Fax (303) 894-2242         01-25-97  16:39:30
                                                         -----------------------

MUST BE TYPED
FILING FEE: $50.00
MUST SUBMIT TWO COPIES

                           ARTICLES OF ORGANIZATION
Please include a typed
self-addressed envelope

I/We the undersigned natural person(s) of the age of eighteen years or more, acting as organizer(s) of a limited liability company under the Colorado Limited Liability Company Act, adopt the following Articles of Organization for such limited liability company:

FIRST:    The name of the limited liability company is ICB L.L.C
                                                       -------------------------

SECOND:   Principal place of business (if known):
                                                  ------------------------------

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THIRD:    The street address of the initial registered office of the limited liability company is: 1675 Broadway, Denver, Colorado 80202
                               -------------------------------------------------

          The mailing address (if different from above) of the initial registered office of the limited liability company is:
                                                                ----------------

          ----------------------------------------------------------------------

          The name of its proposed registered agent in Colorado at that address is: The Corporation Company
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FOURTH:       The management is vested in managers (check if appropriate)
          ---

FIFTH: The names and business addresses of the initial manager or managers or if the management is vested in the members, rather than managers, the names and addresses of the member of members are:

            NAME                              ADDRESS (include zip codes)

   Anthony O. Bryan                     500 Skokie Blvd., Ste. 575, Northbrook,
--------------------------------        IL 60062
   Mark W. Coffin                       4400 One Houston Center, 1221 McKinney
--------------------------------        --------------------------------------
                                        Houston, TX 77010

SIXTH:    The name and address of each organizer is:

            NAME                              ADDRESS (include zip codes)

   Michael J. Perlowski                          190 South LaSalle Street
--------------------------------        --------------------------------------
                                                 Chicago, IL 60603
--------------------------------        --------------------------------------

Signed                                  Signed /s/ Michael J. Perlowski
                                        Organizer:
                                        Organizer:
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                               STATE OF COLORADO
                              DEPARTMENT OF STATE

     I hereby certify that this is a true and complete copy of the document filed in this office and admitted to record in

File  19971066760
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     DATED  July 10, 1997
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                              Victoria Buckley
                             ------------------
                             Secretary of State

By /s/Amy M. Evans
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                               [SEAL OF STATE OF COLORADO 1876 APPEARS HERE]